FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        March 19, 2002 (March 19, 2002)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)
                         645 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94088
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 481-8000

Item 5. Other Events and Regulation FD Disclosure.

The following statements were released by Trimble Navigation Limited on March 19, 2002. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information in the future.

     Trimble and McNeilus Form Alliance to Factory-Install Fleet Management
                     Solutions on Ready Mix Concrete Trucks


LAS VEGAS, March 19, 2002 - Trimble (NASDAQ:TRMB) and McNeilus Companies Inc., a subsidiary of Oshkosh Truck Corporation (NASDAQ: OTRKB), announced today they have formed a strategic alliance to offer Trimble's fleet management solution as a factory-installed and aftermarket option on McNeilus' ready mix concrete mixers. McNeilus, the leading manufacturer of concrete mixers, will become the industry's first to offer customers a complete Internet-based location service to dramatically improve fleet utilization. Financial terms were not disclosed.

As part of the alliance, Trimble's recently introduced Telvisant Mobile Resource Management System will be marketed, distributed and sold through McNeilus' sales channel. Customers will access fleet information from a co-branded McNeilus/Trimble Web site. In addition, McNeilus and Trimble will work together to develop future technology that will continue to improve fleet management for the concrete industry.

"McNeilus has always focused its engineering resources on improving our customers' productivity, because we know that's what important to their business," said Dan Lanzdorf, president of McNeilus. "Working with Trimble puts us at the forefront of the industry by offering our customers location-based services. The technology is installed right at the factory, so our customers have a single-source for the complete package. The new fleet management tool can help them use their equipment more efficiently; and that means improved profitability."

"With more than 100,000 units in the field worldwide, Trimble has a long history of providing innovative fleet management solutions to vertical markets," said Steven W. Berglund, Trimble's president and CEO. "The combined strength of
Trimble's positioning technologies and McNeilus' leadership in the ready mix concrete industry puts the alliance on the leading edge of location-based services for the construction market."

McNeilus will offer Trimble's Telvisant Mobile Resource Management System on its line of concrete mixers. Telvisant is a complete solution that includes hardware, wireless connectivity, software and service. The platform allows fleet managers to use location-based services to improve productivity. In addition, the Telvisant platform is compatible with most dispatch and enterprise software products used by concrete producers.

To be efficient, ready mix concrete dispatchers must constantly check incoming customer orders against concrete production and delivery capacities. Historically, truck drivers have used radio, cell phones, or text messaging to send information to dispatchers. The problem: drivers must provide status updates manually, and do it consistently. Often the dispatcher receives incomplete or inaccurate information from the field.

Trimble's Telvisant Mobile Resource Management System solves this problem by using Global Positioning System (GPS) technology and other sensors to automate the delivery cycle. Dispatcher's no longer need to depend on drivers for timely status information. Instead, they will receive automated information via the Internet which includes truck status when loading at the plant, leaving the plant, arriving at the job, starting the concrete pour, ending the concrete pour, washing the trucks, leaving the job, and arriving at the plant to complete the delivery cycle. Trimble's Telvisant system automates the entire process.

McNeilus and Trimble are jointly exhibiting at ConExpo-ConAgg 2002, the largest trade show in the Western Hemisphere for the construction, aggregates and ready mixed concrete industries, in Las Vegas from March 19-23. The companies will be showcasing the new fleet management solution at the McNeilus booth. For more information, visit http://www.conexpconagg.com.

About McNeilus Companies, Inc.

McNeilus Companies Inc., a subsidiary of Oshkosh Truck Corporation, is a leading manufacturer of concrete mixers, concrete batch plants and refuse truck bodies. Headquartered in Dodge Center, Minn., the company has the largest direct sales and service network for concrete mixers in North America.

Oshkosh Truck Corporation [NASDAQ: OTRKB] is a leading manufacturer of specialty trucks and truck bodies for the fire and emergency, defense, concrete placement and refuse hauling markets. Products are marketed under the Oshkosh, Pierce, McNeilus, Geesink, Norba and Medtec brand names. The company is headquartered in Oshkosh, Wis., and had annual sales of $1.45 billion in fiscal 2001.

For more information, visit www.mcneiluscompanies.com and www.oshkoshtruck.com.

About Trimble's Mobile Solutions Division

Trimble's Mobile Solutions Division offers complete solutions for location-based services (LBS) and mobile resource management (MRM). These solutions include location-aware mobile devices, software, Internet location-based services and wireless operator relationships. The division focuses on advanced wireless applications for fleet and workforce management, telematics, theft recovery and public safety.

About Trimble

Trimble is a leading innovator of Global Positioning System (GPS) technology. In addition to providing advanced GPS components, Trimble augments GPS with other positioning technologies as well as wireless communications and software to create complete customer solutions. Trimble's worldwide presence and unique capabilities position the Company for growth in emerging applications including surveying, automobile navigation, machine guidance, asset tracking, wireless platforms, and telecommunications infrastructure. Founded in 1978 and headquartered in Sunnyvale, Calif., Trimble has more than 2,000 employees in more than 20 countries worldwide.

For more information, visit Trimble's Web site at http://www.trimble.com.


Certain statements made in this press release are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Actual results may differ from those set forth in this press release due to certain risks and uncertainties, including the ability to achieve market acceptance of product offerings from the strategic alliance. Among other things, economic trends and additional competitive issues may have an adverse effect on the results and growth of the strategic alliance. Among other things, economic trends and additional competitive issues may have an adverse effect on the results and growth of the proposed joint venture. These and other risks are detailed from time to time in reports filed with the SEC, including Trimble and Oshkosh Truck Corporation's respective quarterly reports on Form 10-Q and its annual report on Form 10-K.

     Trimble and Systech to Integrate Fleet Management Solution and Dispatch
                     Software for Ready Mix Concrete Market


LAS VEGAS, March 19, 2002 - Trimble (NASDAQ:TRMB) and Systech Inc., a leading provider of enterprise software for the concrete and aggregate market, announced today that they have signed an agreement to integrate Trimble's Internet-based fleet management solution with Systech's ready mix dispatch software. By seamlessly integrating these products, concrete producers will have access to the most advanced automated truck tracking and dispatch solution offered in the ready mix concrete industry for improved fleet operations.

The announcement was made at CONEXPO-CON/AGG 2002, the largest trade show in the Western Hemisphere for the construction, aggregates and ready mixed concrete industries.

As part of the alliance, Trimble and Systech will collaborate to create a two-way interface that seamlessly connects Trimble's Telvisant Mobile Resource Management System with Systech's Advantage Dispatch 8.0 software. The companies will also jointly market and distribute the integrated solution to the construction materials market.

"For the ready mix industry, this is a `golden spike' event," explained John Rabchuk, president and CEO of Systech. "With GPS and Internet-based truck tracking technology seamlessly integrated with Windows-based ticketing and dispatch software, concrete producers now have a powerful new tool for driving significant new productivity into their fleet operations."

"Trimble provides the complete value-chain in mobile resource management including in-vehicle hardware, applications, services, support and industry standard integration interfaces," said Michael Lesyna, vice president and general manager of Trimble's Mobile Solutions Division. By aligning with Systech, a leading supplier of dispatch software for the concrete and aggregate market, we are providing concrete producers with the most complete and advanced fleet management solution to improve operations."

Telvisant Mobile Resource Management System is a complete solution that includes hardware, wireless connectivity, software and service. The platform allows fleet managers to use location-based services to improve productivity. The Telvisant platform is compatible with many dispatch and enterprise software products.

Systech's Advantage Dispatch 8.0 streamlines and accelerates the dispatching process for ready mix and aggregate truck fleets. The fully Windows(R) compliant software application enables operators to enter comprehensive orders in four or five clicks of the mouse. Screen, window, toolbar and column layouts can all be customized to fit each customer's operation. New innovations include dual-monitor support, pre-assignment of orders, and a dynamic time-of-day graph that helps dispatchers manage peak demand periods more efficiently.

To be efficient, ready mix concrete dispatchers must constantly check incoming customer orders against concrete production and delivery capacities. Historically, truck drivers have used radio, cell phones, or text messaging to send information to dispatchers. The problem: drivers must provide status updates manually, and do it consistently. Often the dispatcher receives incomplete or inaccurate information from the field.

Trimble's Telvisant Mobile Resource Management System solves this problem by using Global Positioning System (GPS) technology and other sensors to automate the delivery cycle. Dispatcher's no longer need to depend on drivers for timely status information. Instead, they will receive automated information via the Internet which includes truck status when loading at the plant, leaving the plant, arriving at the job, starting the concrete pour, ending the concrete pour, washing the trucks, leaving the job, and arriving at the plant to complete the delivery cycle. Trimble's Telvisant system automates the entire process.

With the product integration, location information from Trimble's Telvisant system automatically drives Systech's software status information for the dispatchers, without driver intervention. To streamline the dispatcher's workflow, a job ticket is created by Systech's software and the information is used to automatically define the job site. The ticket is then sent to the driver on an in-vehicle display to proceed to the job site. As a result, the Systech dispatch software becomes fully automated for communicating with and managing the fleet.

About Systech

Systech, Inc. is revolutionizing the management of ready mix concrete and aggregate operations by developing fully integrated Windows(R)-based software systems that increase productivity, drive up profitability, and provide sales and technical support services cornerstoned by a partnership philosophy that puts the customer's needs first.

The Advantage Series(TM) includes modules for numerous functions, including: order entry, dispatch, scheduling, ticketing, bi-directional interfaces to leading computerized batch panels, interfaces to leading accounting systems, pricing, billing, accounts receivable, sales quotation, credit management and mix design. Systech is located in Darien, IL (a western suburb of Chicago, IL). Systech products are available throughout North and Central America.

For more information about Systech, visit www.systech-inc.com.

About Trimble's Mobile Solutions Division

Trimble's Mobile Solutions Division offers complete solutions for location-based services (LBS) and mobile resource management (MRM). These solutions include location-aware mobile devices, software, Internet location-based services and wireless operator relationships. The division focuses on advanced wireless applications for fleet and workforce management, telematics, theft recovery and public safety.

About Trimble

Trimble is a leading innovator of Global Positioning System (GPS) technology. In addition to providing advanced GPS components, Trimble augments GPS with other positioning technologies as well as wireless communications and software to create complete customer solutions. Trimble's worldwide presence and unique capabilities position the Company for growth in emerging applications including surveying, automobile navigation, machine guidance, asset tracking, wireless platforms, and telecommunications infrastructure. Founded in 1978 and headquartered in Sunnyvale, Calif., Trimble has more than 2,000 employees in more than 20 countries worldwide.

For more information, visit Trimble's Web site at http://www.trimble.com.


Certain statements made in this press release are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Actual results may differ from those set forth in this press release due to certain risks and uncertainties, including the ability to achieve market acceptance of product offerings from the strategic alliance. Among other things, economic trends and additional competitive issues may have an adverse effect on the results and growth of the strategic alliance. These and other risks are detailed from time to time in reports filed with the SEC, including Trimble's respective quarterly reports on Form 10-Q and its annual report on Form 10-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TRIMBLE NAVIGATION LIMITED
                                               a California corporation


   Dated: March 19, 2002                       By: /s/ Mary Ellen Genovese
                                               -------------------------------
                                               Mary Ellen Genovese
                                               Chief Financial Officer